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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1

               TO CURENT REPORT ON FORM 8-K DATED APRIL 26, 2001

                                  ON FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 26, 2001



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                                001-15423                             76-0312499
  (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)


   1450 LAKE ROBBINS DRIVE, SUITE 600
      THE WOODLANDS, TEXAS                                                               77038
(Address of Principal Executive Offices)                                                (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 297-8500




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

This Amendment No. 1 on Form 8-K/A amends and restates in its entirety the original Form 8-K dated April 26, 2001. The purpose of this amendment is to clarify that there were no disagreements with Arthur Andersen LLP, our independent accountants previously engaged as our principal accountants, through the interim period ending April 26, 2001. During this interim period, Arthur Andersen LLP did not audit any financial statements of the Company subsequent to December 31, 2000 or perform any audit or review procedures subsequent to the date of their report on our December 31, 2000 financial statements.

On April 26, 2001, we dismissed Arthur Andersen LLP, the independent accountants previously engaged as the principal accountants to audit our financial statements. The decision to change accountants was recommended by the audit committee of our board of directors and approved by the entire board of directors.

The reports of Arthur Andersen LLP on our financial statements for the fiscal years 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope, or accounting principles (except that Arthur Andersen's report on the December 31, 2000 consolidated financial statements was modified for the Company's change in accounting principle, effective January 1, 2000, for revenue recognition pursuant to the Securities and Exchange Commission's Staff Accounting Bulletin No. 101). During fiscal years 1999 and 2000, as well as through the period ended April 26, 2001, we had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements.

We asked Arthur Andersen LLP to furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in the previous paragraph. A copy of that letter is filed as Exhibit 16.1 to this Form 8-K.

Effective April 26, 2001, we engaged Ernst & Young LLP as our independent accountants to audit our financial statements for fiscal 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

16.1     Letter re Change in Certifying Accountant

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRANT PRIDECO, INC.


Date: May 22, 2001                     By: /s/ Philip A. Choyce
                                          --------------------------------------
                                                  Philip A. Choyce
                                          Vice President and General Counsel



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                                 EXHIBIT INDEX

Exhibit No.       Description
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16.1              Letter re Change in Certifying Accountant